February 20, 2015 Fannie Mae 2014 Credit Supplement Exhibit 99.2

 This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Annual Report on Form 10-K for the year ended December 31, 2014, the “2014 Form 10-K.” Some of the terms used in these materials are defined and discussed more fully in the 2014 Form 10-K. These materials should be reviewed together with the 2014 Form 10-K, which is available on the “SEC Filings” page in the “Investor Relations” section of Fannie Mae’s web site at www.fanniemae.com.  Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.  Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). A dash indicates less than 0.05% or a null value.  Unless otherwise indicated data labeled as “2014” is as of December 31, 2014 or for the full year of 2014.

2 Table of Contents Home Prices Home Price Growth/Decline Rates in the U.S. 3 One Year Home Price Change as of 2014 Q4 4 Home Price Change From 2006 Q3 Through 2014 Q4 5 Credit Profile of Fannie Mae Single-Family Loans Credit Characteristics of Single-Family Business Acquisitions 6 Credit Risk Profile Summary of Single-Family Business Acquisitions 7 Certain Credit Characteristics of Single-Family Business Acquisitions: 2003 - 2014 8 Single-Family Business Acquisitions by Loan Purpose 9 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year 10 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features 11 Geographic Credit Profile of Fannie Mae Single-Family Loans and Foreclosed Properties (REO) Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States 12 Seriously Delinquent Loan and REO Ending Inventory Share by Select States 13 Single-Family Short Sales and REO Sales Prices to UPB of Mortgage Loans 14 Workouts of Fannie Mae Single-Family Loans Single-Family Loan Workouts 15 Re-performance Rates of Modified Single-Family Loans 16 Additional Credit Information for Fannie Mae Single-Family Loans Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business 17 Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 18 Credit Profile of Fannie Mae Multifamily Loans Multifamily Credit Profile by Loan Attributes 19 Multifamily Credit Profile by Acquisition Year 20 Multifamily Credit Profile 21 Multifamily 2014 Credit Losses by State 22

3 7.6% 10.6% 11.3% 2.7% -3.6% -9.1% -4.8% -4.3% -3.5% 4.1% 8.0% 4.7% -15% -10% -5% 0% 5% 10% 15% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 S&P/Case-Shiller Index (1) 9.8% 13.6% 13.5% 1.7% -5.4% -12.0% -3.9% -4.1% -3.9% 6.5% 10.8% 5.0% Home Price Growth/Decline Rates in the U.S. Fannie Mae Home Price Index *Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2015. Including subsequent data may lead to materially different results. **Year-to-date as of September 2014. As comparison, Fannie Mae’s index for the same period is 5.0%. Based on our home price index, we estimate that home prices on a national basis increased by 4.7% in 2014, following increases of 8.0% in 2013 and 4.1% in 2012. Despite the recent increases in home prices, we estimate that, through December 31, 2014, home prices on a national basis remained 10.1% below their peak in the third quarter of 2006. Our home price estimates are based on preliminary data and are subject to change as additional data become available. ** *

4 AK 3 . 3% 0 . 2% HI 6 . 8% 0 . 8% TX 6.5% 5.6% MT 4.5% 0.3% CA 9.4% 19 .6% NM 1. 6% 0. 5% AZ 5 .5% 2 .4% NV 9.5% 1.0% CO 9. 2% 2. 7% WY 3.5% 0 .2% OR 7.4% 1 .7% UT 3.7% 1.1% MN 3.8% 1.9% ID 4.5% 0.5% KS 2. 9% 0. 5% NE 2.5% 0 .4% SD 3.4% 0 .2% ND 5.7% 0.1% OK 2.7% 0.6% MO 2.7% 1 .3% WA 6.4% 3.5% GA 6.5% 2.7% I L 4 .2% 4 .1% IA 1.3% 0.7% WI 2.6% 1.8% AR 2. 1% 0. 5% AL 0.7% 1.0% MS 2.5% 0 .4% OH 3.0% 2 .1% NC 1.8% 2.4% NY 3.9% 5.5% LA 2.7% 0.9% PA 1. 6% 3. 0% FL 1 0. 0% 5. 6% TN 3.9% 1.3% MI 6.1% 2.4% KY 2.9% 0 .6% VA 2.3% 3 .5% IN 1 .4% 1 .2% ME 0. 9% 0. 3% SC 3. 4% 1. 2% WV 0.8% 0.2% MD 2.6% 2 .7% NH 4.2% 0.5% VT - 0 .4% 0.2% MA 2.9% 3 .0% NJ 1.7% 4.0% CT 1.3% 1.3% DE 2.2% 0 .4% RI 4.9% 0.3% DC 12 .2% 0.4% Below 0% 0% to 5% 5% to 10% 10% and above *Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2015. UPB estimates are based on data available through the end of December 2014. Including subsequent data may lead to materially different results. One Year Home Price Change as of 2014 Q4* United States 4.7% State Growth Rate State: NM Growth Rate: 1.6% UPB %: 0.5% Example

5 AK 8 .7% 0 .2 % HI -4 . 0% 0. 8% TX 18. 0% 5. 6% MT 7.4% 0.3% CA -22. 5% 19. 6% CO 9. 7% 2. 7% NM -9.8% 0.5% UT 0. 7% 1. 1% KS 4. 5% 0. 5% OR -9. 7% 1.7% WY 11. 4% 0. 2% AZ -31.1% 2. 4% NE 6.6% 0.4%NV - 38.3% 1. 0% SD 15. 3% 0. 2% MO -4.9% 1.3% MN -10.8% 1. 9%I D -12 .8% 0. 5% I A 5. 9% 0. 7% ND 43. 2% 0.1% OK 10. 8% 0.6% AR 0. 3% 0. 5% WI -7 .3% 1.8% WA - 10. 3% 3.5% AL -5 .0% 1.0% NC -3.2% 2. 4% GA -13.4% 2.7% MS -3.9% 0. 4% NY -5 .9% 5. 5% PA -1 .6% 3. 0% IN 0 . 2% 1. 2% OH -7. 8% 2. 1% LA 8. 6% 0. 9% KY 3. 2% 0. 6% IL -17 .7% 4. 1% FL -33. 8% 5. 6% TN -0 . 0% 1. 3% MI - 16 . 6% 2. 4% VA -13. 3% 3.5% ME -7.7% 0. 3% SC -5 .2% 1. 2% WV 0. 8% 0. 2% VT -7 .3% 0.2% MA -8.3% 3. 0% MD -21.9% 2. 7% NH -13. 6% 0. 5% NJ -21. 9% 4.0% CT - 19.5% 1. 3% DE - 16. 3% 0.4% RI -26. 3% 0.3% DC 24. 7% 0. 4% United States -10.1% *Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2015. UPB estimates are based on data available through the end of December 2014. Including subsequent data may lead to materially different results. Note: Home prices on a national basis reached a peak in the third quarter of 2006. Home Price Change From 2006 Q3 Through 2014 Q4* Below -30% -30% to -15% -15% to -5% -5% to 0% 0% to 5% 5% and Above State Growth Rate State: NM Growth Rate: -9.8% UPB %: 0.5% Example

6 Single-Family Acquisitions Excl. Refi Plus (2) Single-Family Acquisitions Excl. Refi Plus (2) Single-Family Acquisitions Excl. Refi Plus (2) Single-Family Acquisitions Excl. Refi Plus (2) Single-Family Acquisitions Excl. Refi Plus (2) Single-Family Acquisitions Excl. Refi Plus (2) Unpaid Principal Balance (billions) $369.8 $324.8 $106.0 $97.0 $102.3 $92.2 $85.2 $73.9 $76.4 $61.8 $728.4 $564.5 Weighted Average Origination Note Rate 4.31% 4.28% 4.22% 4.20% 4.28% 4.26% 4.37% 4.35% 4.41% 4.37% 3.78% 3.73% Origination Loan-to-Value (LTV) Ratio <= 60% 15.9% 15.1% 16.5% 15.8% 14.7% 13.9% 15.8% 14.8% 16.9% 16.5% 22.0% 23.5% 60.01% to 70% 12.2% 12.1% 12.7% 12.6% 11.7% 11.5% 11.7% 11.6% 12.5% 12.8% 13.9% 15.3% 70.01% to 80% 40.4% 43.5% 40.8% 42.7% 41.0% 43.5% 40.6% 44.1% 38.8% 44.0% 34.9% 41.2% 80.01% to 90% 13.1% 12.7% 13.3% 13.1% 13.8% 13.6% 13.0% 12.4% 12.3% 11.3% 10.5% 9.2% 90.01% to 100% 16.2% 16.5% 15.6% 15.9% 17.1% 17.5% 16.6% 17.1% 15.3% 15.4% 11.5% 10.8% > 100% 2.2%  1.2%  1.7%  2.3%  4.2%  7.1%  Weighted Average Origination LTV Ratio 76.6% 76.1% 75.8% 75.7% 77.1% 76.8% 76.8% 76.3% 76.8% 75.2% 75.7% 71.4% FICO Credit Scores (3) < 620 1.2%  0.9%  1.1%  1.3%  1.8%  1.4%  620 to < 660 5.4% 4.4% 5.4% 4.7% 5.4% 4.6% 5.3% 4.1% 5.7% 4.1% 3.4% 1.9% 660 to < 700 13.4% 12.6% 13.2% 12.7% 13.4% 12.7% 13.3% 12.3% 13.9% 12.6% 9.7% 7.8% 700 to < 740 21.0% 21.2% 20.8% 21.0% 21.1% 21.3% 20.8% 21.1% 21.3% 21.5% 18.2% 17.7% >=740 58.9% 61.7% 59.8% 61.6% 59.0% 61.4% 59.3% 62.5% 57.3% 61.7% 67.3% 72.5% Weighted Average FICO Credit Score 744 748 745 748 744 748 744 749 741 748 753 760 Certain Characteristics Fixed-rate 95.3% 94.9% 96.1% 95.9% 95.2% 94.9% 95.1% 94.6% 94.6% 93.8% 97.6% 97.0% Adjustable-rate 4.7% 5.1% 3.9% 4.1% 4.8% 5.1% 4.9% 5.4% 5.4% 6.2% 2.4% 3.0% Alt-A (4) 0.9%  0.6%  0.8%  0.8%  1.3%  1.3%  Interest Only         0.1% 0.1% 0.2% 0.3% Investor 9.0% 7.7% 8.2% 7.4% 8.1% 7.1% 9.0% 7.7% 11.2% 9.1% 9.3% 7.0% Condo/Co-op 10.3% 10.3% 9.9% 10.0% 10.1% 10.1% 10.6% 10.7% 10.7% 10.8% 10.4% 10.1% Refinance 48.3% 41.1% 50.3% 45.7% 43.4% 37.2% 45.6% 37.3% 54.9% 44.3% 70.2% 61.5% Loan Purpose Purchase 51.7% 58.9% 49.7% 54.3% 56.6% 62.8% 54.4% 62.7% 45.1% 55.7% 29.8% 38.5% Cash-out refinance 16.1% 18.3% 18.1% 19.8% 14.9% 16.5% 14.9% 17.2% 16.0% 19.8% 14.6% 18.8% Other refinance 32.2% 22.8% 32.2% 25.9% 28.5% 20.6% 30.7% 20.2% 38.9% 24.5% 55.6% 42.7% Top 3 Geographic Concentration California 21.2% California 22.1% California 20.5% California 20.9% California 21.2% California 23.7% Texas 7.7% Texas 7.5% Texas 8.0% Texas 8.2% Texas 7.4% Texas 5.8% Florida 5.3% Florida 5.1% Florida 5.2% Florida 5.4% Florida 5.6% Florida 4.7% Single-Family Acquisitions Single-Family Acquisitions Single-Family Acquisitions Single-Family Acquisitions Single-Family Acquisitions Single-Family Acquisitions Acquisition Period Full Year 2014 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Full Year 2013 Credit Characteristics of Single-Family Business Acquisitions (1) (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. (2) Single-family business acquisitions for the applicable period excluding loans acquired under our Refi PlusTM initiative, which includes the Home Affordable Refinance Program® (“HARP®”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (4) Newly originated Alt-A loans for the applicable periods consist of the refinance of existing loans under our Refi Plus initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2014 Form 10-K.

7 <= 60% 60.01% to 80% 80.01% to 100% > 100% Total >= 740 -6.2% -2.4% 2.6% -2.4% -8.4% 660 to < 740 -0.2% 4.6% 4.0% -1.9% 6.5% 620 to < 660 0.3% 1.5% 0.6% -0.4% 2.0% < 620  0.1%  -0.2% -0.2% Total -6.1% 3.7% 7.2% -4.9% FIC O C red it S cor e (2) Change in Acquisitions Profile Origination Loan-to-Value (LTV) Ratio <= 60% 60.01% to 80% 80.01% to 95% > 95% Total >= 740 -8.0% -6.3% 4.4% -0.8% -10.8% 660 to < 740 -0.6% 3.9% 5.3% -0.4% 8.3% 620 to < 660 0.3% 1.4% 0.8%  2.5% Total -8.3% -0.9% 10.5% -1.2% FIC O C red it S cor e (2) Change in Acquisitions Profile Origination Loan-to-Value (LTV) Ratio <= 60% 60.01% to 80% 80.01% to 95% > 95% Total >= 740 18. % 40.9% 12.0% 1.2% 72.5% 660 to < 740 4.7% 14.3% 5.7% 0.8% 25.5% 620 to < 660 .4% 1.3% 0.2%  1.9% Total 23.5% 56.5% 17.9% 2. % 100.0%FIC O C red it S cor e (2) 2013 Origination Loan-to-Value (LTV) Ratio <= 60% 60.01% to 80% 8 . t 95 > 95% Total >= 740 10.3% 34.6 16.4 0.4% 6 7 660 to < 740 4.1% 18 2 1.1 0.4 33 620 to < 660 .7% .7 .0  4.4% Total 15.1% 55.6 28.4 0.9% 100.0%FIC O C red it S cor e (2) 2014 Origination Loan-to-Value (LTV) Ratio <= 60% 60.01% to 80% 80.01% to 100% > 100% Total >= 740 16.6% 34.3% 13.3% 3.1% 67.3% 660 to < 740 4.7% 12.8% 7.5% 2.8% 27.9% 620 to < 660 0.6% 1.4% 0.8% 0.7% 3.4% < 620 0.2% 0.3% 0.4% 0.5% 1.4% Total 22.0 48.8 22.1 7.1% 100.0% 2013 Origination Loan-to-Value (LTV) Ratio FIC O C red it S cor e (2) <= 60% 60.01% to 80% 8 . to 10 > 100% Total >= 740 10.3% 31.9 16.0 0.7% 58 9 660 to < 740 4.5% 17 4 1.6 0.9 34 4 620 to < 660 .9% .8 . .3 5.4 < 620 0.2% .4 .4 .2 1.2 Total 5.9% 5 .6 29.3% .2% 100. % 2014 Origination Loan-to-Value (LTV) Ratio FIC O C red it S cor e (2)Credit Risk Profile Summary of Single-Family Business Acquisitions (1) Credit Profile for Single-Family Acquisitions (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. (2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. FICO credit scores below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes the Home Affordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (3) Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes HARP. Credit Profile for Single-Family Acquisitions (Excluding Refi Plus) (3)

8 0% 5% 10% 15% 20% 660 680 700 720 740 760 780 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Weighted Average FICO Credit Score (Left Axis) FICO Credit Score < 620 (Right Axis) 0% 20% 40% 60% 80% 100% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Share of Single-Family Business Acquisitions: Loan Purpose - Purchase 0% 20% 40% 60% 80% 100% 2003 2004 2005 20 6 20 7 20 8 2009 201 2011 2012 2013 2014 Share of Single-Family Business Acquisitions: Fixed Rate Product 0% 5% 10% 15% 20% 4 60% 80% 100% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Weighted Average Origination LTV Ratio (Left Axis) Weighted Average Origination LTV Ratio Excluding HARP (Left Axis) Origination LTV > 90% (Right Axis) Certain Credit Characteristics of Single-Family Business Acquisitions: 2003 – 2014(1) (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. (2) The refinance of loans under the Home Affordable Refinance Program (“HARP”), which started in April 2009, contributed to an increase in our acquisition of loans with high loan-to-value ratios. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. Loans acquired after 2009 with FICO credit scores below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes HARP. FICO Credit Score (3) Origination Loan-to-Value Ratio (2) Product Feature

9 HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) Unpaid Principal Balance (billions) $27.9 $44.7 $59.0 $80.5 $55.6 $81.2 $129.9 $73.8 $99.5 $64.4 $21.5 $23.5 Weighted Average Origination Note Rate 5.05% 4.85% 5.00% 4.68% 4.78% 4.44% 4.14% 3.89% 4.04% 3.80% 4.62% 4.39% Origination Loan-to-Value Ratio: <=80%  100%  100%  100%  100%  100%  100% 80.01% to 105% 99.1%  94.4%  88.1%  57.2%  58.4%  73.3%  105.01% to 125% 0.9%  5.6%  11.9%  22.1%  21.5%  16.9%  >125%    20.7% 20.1% 9.9% Weighted Average Origination Loan-to-Value Ratio 90.7% 63.3% 92.2% 62.3% 94.3% 60.2% 111.0% 61.1% 109.8% 60.2% 101.5% 61.3% FICO Credit Scores (2) < 620 1.2% 0.8% 2.0% 1.4% 2.1% 1.7% 3.7% 2.9% 6.7% 5.3% 10.6% 9.3% 620 to < 660 2.5% 1.7% 3.6% 2.4% 3.8% 2.8% 6.0% 4.2% 9.5% 6.9% 14.5% 11.2% 660 to < 740 31.9% 23.0% 33.1% 23.9% 32.6% 25.6% 33.8% 26.0% 38.7% 31.9% 41.0% 36.5% >=740 64.4% 74.5% 61.2% 72.3% 61.5% 70.0% 56.6% 66.9% 45.1% 55.8% 33.9% 43.0% Weighted Average FICO Credit Score 749 762 746 760 746 758 738 753 722 737 704 717 2013 2014 Acquisition Year 2009 2010 2011 2012 Single-Family Business Acquisitions by Loan Purpose (1) Our Refi Plus initiative, which started in April 2009, includes the Home Affordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. 4.1% 9.8% 9.9 15.6% 13.7% 5.8% 6.5% 13.6% 14.4% 8.9% 8.8% 6.4% 69.4% 54.0% 52.2% 55.0% 47.7% 36.1% 20.1% 22.6% 23.5% 20.6% 29.8% 51.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2009 2010 2011 2012 2013 2014 % o f Si ngl e-F am ily Bus ine ss A cqu isit ion s HARP Acquisitions Refi Plus Acquisitions (Excluding HARP) Refinance Acquisitions (Excluding Refi Plus) Purchase Acquisitions

10 As of December 31, 2014 Overall Book 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 and Earlier Unpaid Principal Balance (billions) (1) $2,789.2 $317.6 $584.8 $659.1 $276.5 $235.7 $171.0 $64.0 $113.1 $81.3 $286.2 Share of Single-Family Conventional Guaranty Book 100.0% 11.4% 21.0% 23.6% 9.9% 8.4% 6.1% 2.3% 4.1% 2.9% 10.3% Average Unpaid Principal Balance (1) $159,997 $199,884 $191,013 $191,969 $163,180 $161,958 $156,812 $147,607 $162,027 $145,929 $83,669 Serious Delinquency Rate 1.89% 0.04% 0.22% 0.27% 0.42% 0.59% 1.00% 6.27% 10.79% 9.61% 3.82% Weighted Average Origination Loan-to-Value Ratio 74.7% 76.9% 76.5% 76.2% 71.4% 71.2% 69.8% 74.7% 78.3% 75.3% 72.6% Origination Loan-to-Value Ratio > 90% (2) 15.9% 18.8% 20.0% 18.9% 12.6% 10.4% 6.6% 12.6% 20.8% 12.5% 10.7% Weighted Average Mark-to-Market Loan-to-Value Ratio 64.0% 74.7% 66.5% 60.1% 55.2% 56.8% 58.8% 72.9% 89.3% 87.0% 55.4% Mark-to-Market Loan-to-Value Ratio > 100% and <= 125% 3.7% 1.4% 3.0% 2.9% 0.5% 0.7% 0.8% 8.7% 21.6% 20.3% 4.1% Mark-to-Market Loan-to-Value Ratio > 125% 1.3% 0.4% 1.1% 0.9%    1.7% 9.4% 8.9% 1.1% Weighted Average FICO (3) 744 743 751 759 758 757 753 716 692 697 707 FICO < 620 (3) 2.5% 1.2% 1.6% 1.0% 0.7% 0.7% 0.8% 5.8% 11.2% 8.9% 7.4% Interest Only 2.5%  0.2% 0.3% 0.6% 0.9% 1.0% 8.0% 18.9% 21.0% 6.0% Negative Amortizing 0.2%         1.5% 1.2% Fixed-rate 92.0% 95.6% 97.6% 97.5% 95.0% 95.9% 97.4% 74.9% 64.5% 63.7% 77.5% Primary Residence 88.1% 86.9% 86.4% 88.7% 87.3% 89.4% 90.8% 87.4% 89.7% 87.5% 89.1% Condo/Co-op 9.4% 10.1% 10.3% 9.1% 8.7% 8.4% 8.8% 10.9% 9.7% 10.7% 8.8% Credit Enhanced (4) 16.2% 28.9% 20.1% 14.2% 9.3% 6.7% 6.0% 25.2% 30.3% 19.2% 10.8% Cumulative Default Rate (5)   0.1% 0.2% 0.2% 0.5% 0.6% 4.5% 13.7% 12.5%  Origination Year Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year (1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2014. (2) The increase after 2009 is primarily the result of the Home Affordable Refinance Program (“HARP”), which involves the refinance of existing Fannie Mae loans with high loan-to- value ratios, including loans with loan-to-value ratios in excess of 100%. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. (5) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2005 and earlier cumulative default rates, refer to slide 18.

11 As of December 31, 2014 Interest Only Loans Loans with FICO < 620 (2) Loans with FICO ≥ 620 and < 660 (2) Loans with Origination LTV Ratio > 90% Loans with FICO < 620 and Origination LTV Ratio > 90% Alt-A Loans (3) Refi Plus Including HARP (4) Subtotal of Certain Product Features (1) Overall Book Unpaid Principal Balance (billions) (5) $69.1 $69.3 $152.6 $444.0 $20.4 $116.6 $533.7 $1,006.0 $2,789.2 Share of Single-Family Conventional Guaranty Book 2.5% 2.5% 5.5% 15.9% 0.7% 4.2% 19.1% 36.1% 100.0% Average Unpaid Principal Balance (5) $232,468 $118,731 $132,213 $171,576 $132,327 $149,920 $160,938 $154,037 $159,997 Serious Delinquency Rate 9.39% 8.64% 5.95% 2.74% 9.41% 7.77% 0.71% 3.34% 1.89% Acquisition Years 2005 - 2008 81.3% 43.5% 35.3% 11.6% 33.1% 61.3%  19.7% 12.6% Weighted Average Origination Loan-to-Value Ratio 74.1% 81.4% 79.4% 104.6% 107.7% 77.9% 86.8% 85.1% 74.7% Origination Loan-to-Value Ratio > 90% 7.9% 29.5% 23.5% 100.0% 100.0% 14.7% 39.9% 44.1% 15.9% Weighted Average Mark-to-Market Loan-to-Value Ratio 86.4% 76.2% 73.5% 90.3% 98.2% 78.7% 71.2% 75.2% 64.0% Mark-to-Market Loan-to-Value Ratio > 100% and <= 125% 21.2% 12.6% 9.9% 14.0% 26.4% 15.7% 8.3% 8.8% 3.7% Mark-to-Market Loan-to-Value Ratio > 125% 8.9% 5.3% 4.1% 5.3% 12.9% 6.6% 2.6% 3.2% 1.3% Weighted Average FICO (2) 723 584 642 729 583 712 737 719 744 FICO < 620 (2) 1.5% 100.0%  4.6% 100.0% 2.4% 4.4% 6.9% 2.5% Fixed-rate 23.7% 82.6% 84.9% 95.1% 87.2% 65.0% 98.8% 88.6% 92.0% Primary Residence 85.4% 94.7% 93.0% 91.4% 94.5% 76.9% 84.9% 88.9% 88.1% Condo/Co-op 14.9% 4.8% 6.1% 10.1% 5.9% 9.9% 9.5% 9.0% 9.4% Credit Enhanced (6) 13.5% 23.7% 21.2% 59.7% 57.1% 11.1% 12.5% 29.3% 16.2% Categories Not Mutually Exclusive (1) (1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories. (2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (3) For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2014 Form 10-K. (4) Our Refi Plus initiative, which started in April 2009, includes the Home Affordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (5) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2014. (6) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan-level information. Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features

12 UPB ($ in Billions) % of Total Weighted Average Mark-to- Market LTV Mark-to-Market LTV > 100% Seriously Delinquent Loan Share (2) SDQ Rate (2) Q4 2014 Acquisitions (# of Properties) Q4 2014 Dispositions (# of Properties) REO Ending Inventory as of December 31, 2014 Average Days to Foreclosure (3) Select States (5) California $547.9 19.6% 54.7% 3.6% 5.2% 0.70% 1,039 1,343 3,577 706 -0.8% Texas $156.5 5.6% 60.5% 0.2% 3.0% 0.86% 575 876 1,614 640 -0.1% Florida $155.6 5.6% 73.1% 17.3% 15.1% 4.42% 5,873 7,518 18,971 1,345 32.6% New York $154.0 5.5% 59.1% 3.8% 10.3% 4.17% 615 450 1,995 1,393 4.8% Illinois $113.6 4.1% 72.0% 10.5% 5.6% 2.36% 1,724 2,486 9,185 885 10.9% New Jersey $110.8 4.0% 68.3% 8.6% 9.9% 5.78% 812 540 3,018 1,319 7.2% Washington $98.8 3.5% 64.5% 3.7% 2.1% 1.30% 683 945 2,384 1,016 3.5% Virginia $98.4 3.5% 64.7% 3.8% 1.6% 1.01% 463 490 1,446 598 1.5% Pennsylvania $84.8 3.0% 66.4% 3.2% 4.5% 2.39% 1,062 1,128 3,085 962 4.2% Massachusetts $84.3 3.0% 60.7% 2.0% 2.9% 2.26% 327 276 1,253 1,020 1.0% Region (6) Midwest $415.2 14.9% 69.1% 5.4% 15.9% 1.60% 5,344 7,653 23,168 697 20.9% Northeast $528.1 18.9% 64.0% 4.8% 32.7% 3.54% 3,899 3,422 13,120 1,121 23.0% Southeast $615.0 22.0% 68.5% 7.8% 30.2% 2.39% 10,691 12,575 34,238 1,074 46.5% Southwest $452.0 16.2% 64.0% 2.6% 9.9% 1.02% 2,557 3,661 7,160 616 3.8% West $778.9 27.9% 57.8% 4.1% 11.3% 1.00% 2,774 3,277 9,377 891 5.8% Total $2,789.2 100.0% 64.0% 5.0% 100.0% 1.89% 25,265 30,588 87,063 925 100.0% SF Conventional Guaranty Book of Business as of December 31, 2014 (1) Seriously Delinquent Loans as of December 31, 2014 (2) Real Estate Owned (REO) % of 2014 Credit Losses (4) Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States (1) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of December 31, 2014. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single- family conventional guaranty book of business as of December 31, 2014. (2) “Seriously delinquent loans” refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process. “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state or region. “SDQ rate” refers to the number of single-family conventional loans that were seriously delinquent in the applicable state or region, divided by the number of loans in our single-family conventional guaranty book of business in that state or region. (3) Measured from the borrowers’ last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during 2014. Fannie Mae incurs additional costs associated with property taxes, hazard insurance, and legal fees while a delinquent loan remains in the foreclosure process. Additionally, the longer a loan remains in the foreclosure process, the longer it remains in our guaranty book of business as a seriously delinquent loan. Home Equity Conversion Mortgages (HECMs) insured by HUD are excluded from this calculation. (4) Expressed as a percentage of credit losses for the single-family guaranty book of business. Credit losses consist of (a) charge-offs, net of recoveries and (b) foreclosed property income, adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Negative values are the result of recoveries on previously recognized credit losses. For information on total credit losses, refer to Fannie Mae’s 2014 Form 10-K. (5) Select states represent the top ten states in UPB of the single-family conventional guaranty book of business as of December 31, 2014. (6) For information on which states are included in each region, refer to Fannie Mae’s 2014 Form 10-K.

13 107 87 11.8% 21.8% 0.6% 2.3%0.8% 3.5% 9.5% 10.5% 8.8% 4.1% 0 20 40 60 80 100 120 0% 5% 10% 15% 20% 25% 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 RE O En din g I nv en tor y ( Th ou sa nd s) REO Ending Inventory Florida New York New Jersey Illinois California 599 330 21.2% 15.1% 6.3% 10.3% 6.4% 9.9% 6.5% 5.6% 7.4% 5.2% 0 100 200 300 400 500 600 700 0% 5% 10% 15% 20% 25% 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 3 2013 4 2014 1 2014 2 2014 Q3 2014 Q4 SD Q Vo lum e ( Th ou sa nd s) SDQ Volume Florida New York New Jersey Illinois California Seriously Delinquent Loan and REO Ending Inventory Share by Select States (1) Seriously Delinquent Loan Share by Select States (2) REO Ending Inventory Share by Select States (3) (1) Based on states with the largest volume of seriously delinquent loans in our single-family conventional guaranty book of business as of December 31, 2014. (2) “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state. (3) Share of REO ending inventory calculated as the number of properties in the single-family REO ending inventory for the state divided by the total number of single-family properties in the REO ending inventory for the specified time period. Our single-family serious delinquency rate and the period of time that loans remain seriously delinquent continue to be negatively impacted by the length of time required to complete a foreclosure in some states. High levels of foreclosures, changes in state foreclosure laws, new federal and state servicing requirements imposed by regulatory actions and legal settlements, and the need for servicers to adapt to these changes have lengthened the time it takes to foreclose on a mortgage loan in a number of states, particularly in New York, Florida and New Jersey. Longer foreclosure timelines result in these loans remaining in our book of business for a longer time, which has caused our serious delinquency rate to decrease more slowly in the last few years than it would have if the pace of foreclosures had been faster.

14 Short Sales Net Sales Prices to UPB Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Florida 65.5% 67.9% 68.3% 68.9% 70.2% California 73.0% 74.3% 75.8% 76.8% 77.8% Illinois 62.8% 61.7% 63.5% 65.1% 64.4% New Jersey 66.3% 63.9% 68.1% 66.8% 64.4% Nevada 66.2% 65.4% 68.6% 68.9% 71.1% Washington 73.8% 75.2% 76.1% 76.7% 79.3% New York 68.8% 69.9% 71.0% 71.6% 70.4% Maryland 66.6% 67.1% 68.7% 69.2% 71.2% Arizona 71.3% 72.2% 73.0% 74.1% 73.5% Georgia 71.8% 73.1% 70.8% 73.7% 73.6% REO Net Sales Prices to UPB Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Florida 66.0% 64.6% 66.5% 67.7% 69.2% Illinois 56.8% 56.6% 58.5% 59.5% 58.6% Michigan 61.3% 60.8% 63.2% 60.4% 56.2% Ohio 55.0% 52.9% 54.4% 56.7% 56.1% California 80.6% 80.1% 81.8% 81.2% 78.5% Georgia 69.3% 70.1% 74.0% 75.2% 75.7% Pennsylvania 62.9% 60.8% 61.0% 61.0% 60.2% Washington 73.4% 76.9% 77.8% 79.5% 78.5% North Carolina 73.3% 73.4% 76.0% 75.1% 74.0% Arizona 73.3% 73.3% 72.9% 73.7% 72.5% 68.1% 70.4% 71.7% 74.3% 76.2% 78.0% 78.6% 79.7% 80.4% 80.4% 61.0% 63.3% 64.5% 66.6% 68.2% 69.9% 70.6% 71.7% 72.2% 72.2% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 Short Sales Gross Sales / UPB Short Sales Net Sales / UPB 67.2% 68.5% 70.6% 74.6% 74.8% 74.2% 73.8% 75.7% 75.9% 75.2% 61.1% 62.3% 64.6% 68.4% 68.5% 67.9% 67.6% 69.2% 69.3% 68.6% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 REO Gross ales / UPB REO Net Sales / UPB Single-Family Short Sales and REO Sales Prices to UPB of Mortgage Loans (1) Includes REO properties that have been sold to a third party (excluding properties that have been repurchased by the seller/servicer, acquired by a mortgage insurance company, redeemed by a borrower, or sold through the FHFA Rental Pilot). (2) Sales Prices to UPB are calculated as the sum of sales proceeds received divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less charges/credits paid by or due to the seller or other parties at closing. (3) The states shown had the greatest volume of properties sold in 2014 in each respective category. REO (1) Direct Sale Dispositions: Sales Prices to UPB (2) Short Sales: Sales Prices to UPB (2) Net Sales Prices to UPB Trends for Top 10 States (3)

15 20 15 12 14 12 9 7 7 5 4 4 4 4 4 3 4 3 3 3 2 23 19 16 18 15 13 10 10 8 7 0 10 20 30 40 50 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 # o f L oa ns (T ho us an ds ) Short Sales Deeds-in-Lieu 42 40 3 40 37 39 36 32 29 26 4 4 3 2 2 2 2 2 2 46 44 48 44 40 41 38 34 31 28 0 10 20 30 40 50 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 # o f L oa ns (T ho us an ds ) Modif ications Repayment Plans and Forbearances Compl ted Single-Family Loan Workouts Foreclosure Alternatives (2) Home Retention Strategies (1) (1) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are accounted for as troubled debt restructurings, or repayment plans or forbearances that have been initiated but not completed and (b) repayment plans and forbearances completed. (2) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower’s voluntarily signing over title to the property.

16 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 Modifications (2) 51,936 46,671 35,332 41,697 39,712 43,153 40,358 37,337 39,159 36,044 32,010 28,861 % Current or Paid Off 3 months post modification 84% 85% 84% 84% 85% 86% 83% 83% 84% 83% 79% 79% 6 months post modification 79% 78% 77% 80% 82% 79% 77% 79% 79% 76% 72% n/a 9 months post modification 74% 73% 76% 78% 78% 76% 75% 76% 74% 72% n/a n/a 12 months post modification 71% 73% 75% 76% 76% 75% 74% 73% 73% n/a n/a n/a 15 months post modification 71% 73% 74% 74% 75% 74% 71% 72% n/a n/a n/a n/a 18 months post modification 71% 72% 73% 75% 75% 72% 70% n/a n/a n/a n/a n/a 21 months post modification 71% 72% 74% 75% 74% 72% n/a n/a n/a n/a n/a n/a 24 months post modification 71% 73% 75% 74% 74% n/a n/a n/a n/a n/a n/a n/a Re-performance Rates of Modified Single-Family Loans (1) (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages. Modifications include permanent modifications, but do not reflect loans currently in trial modifications. (2) Defined as total number of completed modifications for the time periods noted.

17 2014 2013 2012 2011 2010 2009 2014 2013 2012 2011 2010 2009 Certain Product Features (3) Negative Amortizing Loans 0.2% 0.2% 0.3% 0.3% 0.4% 0.5% 0.9% 0.8% 0.5% 1.2% 1.9% 2.0% Interest Only Loans 2.5% 2.9% 3.7% 4.7% 5.6% 6.6% 0.4% 18.7% 21.8% 25.8% 28.6% 32.6% Loans with FICO < 620 (4) 2.5% 2.6% 2.9% 3.2% 3.5% 3.9% 12.1% 7.0% 7.8% 7.9% 8.0% 8.8% Loans with FICO ≥ 620 and < 660 (4) 5.5% 5.5% 6.0% 6.7% 7.4% 8.2% 17.6% 15.7% 14.2% 14.7% 15.1% 15.5% Loans with Origination LTV Ratio > 90% 15.9% 15.1% 12.8% 10.0% 9.4% 9.4% 15.3% 20.8% 16.8% 14.0% 15.9% 19.2% Loans with FICO < 620 and Origination LTV Ratio > 90% (4) 0.7% 0.7% 0.7% 0.7% 0.8% 0.9% 2.9% 2.0% 2.3% 2.2% 2.7% 3.4% Alt-A Loans (5) 4.2% 4.7% 5.6% 6.6% 7.6% 8.9% 17.4% 26.0% 23.7% 27.3% 33.2% 39.6% Subprime Loans (6) 0.1% 0.1% 0.2% 0.2% 0.2% 0.3% 1.3% -0.2% 1.1% 0.6% 1.1% 1.5% Refi Plus Including HARP 19.1% 19.5% 16.5% 11.2% 7.1% 2.5% 10.4% 7.4% 3.5% 1.4% 0.1%  Vintages 2009 - 2014 80.5% 76.2% 65.3% 51.6% 39.0% 22.0% 13.3% 10.0% 5.1% 2.4% 0.4%  2005 - 2008 12.2% 14.7% 21.7% 30.4% 38.0% 48.7% 74.7% 77.6% 81.8% 82.9% 87.9% 88.1% 2004 & Prior 7.3% 9.1% 13.1% 18.0% 23.0% 29.2% 12.0% 12.4% 13.1% 14.8% 11.7% 11.9% Select States (7) Florida 5.6% 5.7% 6.0% 6.3% 6.6% 7.0% 32.6% 28.9% 21.4% 11.0% 17.5% 15.5% Illinois 4.1% 4.1% 4.2% 4.3% 4.3% 4.3% 10.9% 12.9% 9.6% 3.5% 4.3% 4.2% New Jersey 4.0% 4.0% 4.0% 4.0% 4.0% 3.9% 7.2% 3.7% 2.0% 0.8% 1.2% 1.2% Maryland 2.7% 2.8% 2.8% 2.9% 2.8% 2.8% 5.9% 3.1% 1.8% 0.6% 1.9% 2.0% New York 5.5% 5.6% 5.6% 5.6% 5.5% 5.3% 4.8% 1.9% 0.9% 0.6% 0.8% 0.8% Pennsylvania 3.0% 3.1% 3.1% 3.0% 3.0% 3.0% 4.2% 3.0% 1.6% 0.8% 0.8% 0.8% Ohio 2.1% 2.1% 2.2% 2.3% 2.4% 2.6% 4.2% 4.1% 3.3% 2.1% 2.2% 2.2% Washington 3.5% 3.5% 3.5% 3.5% 3.5% 3.4% 3.5% 3.7% 2.5% 3.2% 1.5% 1.1% Connecticut 1.3% 1.4% 1.4% 1.4% 1.4% 1.4% 2.8% 1.4% 0.9% 0.3% 0.4% 0.4% Michigan 2.4% 2.4% 2.5% 2.5% 2.6% 2.7% 1.7% 3.2% 4.5% 5.8% 6.3% 7.4% All Other States 65.7% 65.4% 64.7% 64.2% 63.9% 63.6% 22.2% 34.2% 51.7% 71.2% 63.1% 64.4% % of Single-Family Conventional Guaranty Book of Business (1) % of Single-Family Credit Losses (2) (1) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of December 31 for the time periods noted. (2) Based on the single-family credit losses for the year ended December 31 for the time periods noted. Credit losses consist of (a) charge-offs, net of recoveries and (b) foreclosed property income, adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Does not reflect the impact of recoveries that have not been allocated to specific loans. Negative values are the result of recoveries on previously recognized credit losses. (3) Loans with multiple product features are included in all applicable categories. Categories are not mutually exclusive. (4) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (5) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus Initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2014 Form 10-K. (6) For a description of our subprime loan classification criteria, refer to Fannie Mae’s 2014 Form 10-K. (7) Select states represent the top ten states with the highest percentage of single-family credit losses for the year ended December 31, 2014. Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business

18 Note: Defaults consist of loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of December 31, 2014 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 2002 2003 2004 2005 2006 2007 2008 20092010201120122014 2013 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% Yr1-Q1 Yr2-Q1 Yr3-Q1 Yr4-Q1 Yr5-Q1 Yr6-Q1 Yr7-Q1 Yr8-Q1 Yr9-Q1 Yr10-Q1 Yr11-Q1 Cu mu lat ive D efa ult R ate Time Since Beginning of Origination Year 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

19 Total Multifamily Guaranty Book of Business 32,790 $201.4 100% 0.05% $(46) $52 $257 $409 Credit Enhanced Loans: Credit Enhanced 30,061 $186.9 93% 0.05% $(35) $0 $189 $340 Non-Credit Enhanced 2,729 $14.5 7% 0.13% $(11) $52 $68 $69 Origination loan-to-value ratio: (4) Less than or equal to 70% 20,995 $111.5 55% 0.03% $(11) $24 $37 $74 Greater than 70% and less than or equal to 80% 9,820 $83.8 42% 0.06% $(38) $18 $182 $287 Greater than 80% 1,975 $6.1 3% 0.31% $3 $10 $38 $49 Delegated Underwriting and Servicing (DUS ®) Loans: (5) DUS ® - Small Balance Loans (6) 8,095 $14.5 7% 0.11% $11 $3 $19 $37 DUS ® - Non Small Balance Loans 13,226 $171.4 85% 0.04% $(67) $(14) $182 $295 DUS ® - Total 21,321 $185.9 92% 0.04% $(57) $(11) $201 $333 Non-DUS - Small Balance Loans (6) 10,836 $7.5 4% 0.32% $11 $23 $41 $49 Non-DUS - Non Small Balance Loans 633 $8.0 4%  $0 $41 $15 $27 Non-DUS - Total 11,469 $15.5 8% 0.15% $11 $63 $56 $76 Maturity Dates: Loans maturing in 2015 1,656 $7.0 3% 0.06% $(3) $(1) $20 $23 Loans maturing in 2016 2,206 $11.3 6% 0.15% $8 $17 $30 $32 Loans maturing in 2017 3,326 $16.2 8% 0.11% $(19) $42 $84 $87 Loans maturing in 2018 2,903 $16.5 8% 0.10% $(4) $0 $35 $86 Loans maturing in 2019 2,703 $20.6 10% 0.03% $1 $(3) $21 $31 Other maturities 19,996 $129.7 64% 0.03% $(29) $(4) $68 $150 Loan Size Distribution: Less than or equal to $750K 7,537 $2.1 1% 0.19% $5 $7 $13 $19 Greater than $750K and less than or equal to $3M 10,919 $16.6 8% 0.16% $19 $33 $45 $66 Greater than $3M and less than or equal to $5M 4,321 $15.8 8% 0.11% $(9) $2 $31 $44 Greater than $5M and less than or equal to $25M 8,498 $88.6 44% 0.07% $(53) $(18) $141 $205 Greater than $25M 1,515 $78.3 39%  $(9) $29 $28 $75 2012 Multifamily Credit Losses ($ in Millions) (3) 2011 Multifamily Credit Losses ($ in Millions) (3) As of December 31, 2014 Loan Counts Unpaid Principal Balance (Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (1) 2013 Multifamily Credit Losses ($ in Millions) (2)(3) 2014 Multifamily Credit Losses ($ in Millions) (2)(3) (1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (2) Negative values are the result of recoveries on previously recognized credit losses. (3) Dollar amount of multifamily credit-related losses/(income) for the applicable period and category. Total credit losses for each period will not tie to sum of all categories due to rounding. Multifamily credit losses for 2011 exclude $19 million of credit-related income from other multifamily mortgage business investments. (4) Weighted average origination loan-to-value ratio is 66% as of December 31, 2014. (5) Under the Delegated Underwriting and Servicing, or DUS ®, product line, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. (6) Multifamily loans with an original unpaid balance of up to $3 million nationwide or up to $5 million in high cost markets. Multifamily Credit Profile by Loan Attributes

20 As of December 31, 2014 Unpaid Principal Balance ($ in Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (1) # of Seriously Delinquent loans (1) 2014 Multifamily Credit Losses ($ in Millions) (2)(3) 2013 Multifamily Credit Losses ($ in Millions) (2)(3) 2012 Multifamily Credit Losses ($ in Millions) (3) 2011 Multifamily Credit Losses ($ in Millions) (3) Total Multifamily Guaranty Book of Business $201.4 100% 0.05% 42 $(46) $52 $257 $409 By Acquisition Year: 2014 $28.6 14%       2013 $28.1 14%       2012 $30.8 15%   $0 $0   2011 $21.0 10%   $0 $(1) $0  2010 $14.7 7%   $2 $7 $1  2009 $14.1 7% 0.07% 4 $(3) $(14) $17 $26 2008 $15.0 7% 0.18% 11 $(4) $(6) $60 $126 2007 $19.5 10% 0.13% 14 $(17) $50 $123 $135 2006 $11.7 6% 0.13% 5 $14 $23 $25 $27 Prior to 2006 $17.8 9% 0.16% 8 $(39) $(7) $32 $95 2005 2006 2007 2008 2010 2009 2011 2012 20132014 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Cu mu lat ive D ef au lt R ate 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2005 2006 2007 2008 20092011 2010 2012 2013 2014 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 SD Q (% ) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 (1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (2) Negative values are the result of recoveries on previously recognized credit losses. (3) Dollar amount of multifamily credit-related losses/(income) for the applicable period and category. Total credit losses for each period will not tie to sum of all categories due to rounding. Multifamily credit losses for 2011 exclude $19 million of credit-related income from other multifamily mortgage business investments. Multifamily Credit Profile by Acquisition Year Multifamily SDQ Rate by Acquisition Year Cumulative Defaults by Acquisition Year

21 Total Multifamily Guaranty Book of Business $201.4 100% 0.05% $(46) $52 $257 $409 Region: (4) Midwest $17.8 9% 0.30% $(3) $(20) $40 $93 Northeast $36.9 18% 0.06% $4 $(4) $25 $11 Southeast $44.9 22% 0.04% $(22) $6 $138 $173 Southwest $40.4 20% 0.03% $(21) $(16) $19 $105 West $61.4 31%  $(4) $87 $35 $26 Top Five States by UPB: California $47.2 23%  $(2) $4 $4 $5 Texas $21.5 11% 0.01% $(33) $(8) $6 $77 New York $21.5 11% 0.06% $2 $1 $7 $(1) Florida $11.0 5%  $(8) $11 $92 $40 Washington $7.4 4%  $0 $1 $0 $0 Asset Class: (5) Conventional/Co-op $179.6 89% 0.06% $(37) $52 $242 $393 Seniors Housing $12.7 6% 0.06% $(3)    Manufactured Housing $5.4 3%  $(2) $0 $7 $1 Student Housing $3.7 2%  $(4) $1 $7 $16 Targeted Affordable Segment: Privately Owned with Subsidy (6) $29.3 15% 0.10% $(4) $(8) $9 $55 DUS & Non-DUS Lenders/Servicers: DUS: Bank (Direct, Owned Entity, or Subsidiary) $78.9 39% 0.05% $(28) $6 $55 $129 DUS: Non-Bank Financial Institution $114.5 57% 0.05% $(25) $39 $180 $271 Non-DUS: Bank (Direct, Owned Entity, or Subsidiary) $6.8 3% 0.11% $2 $2 $17 $6 Non-DUS: Non-Bank Financial Institution $1.0 0%  $6 $5 $6 $4 Non-DUS: Public Agency/Non Profit $0.2 0%   $0 $0 $(1) 2011 Multifamily Credit Losses ($ in Millions) (2)(3) As of December 31, 2014 Unpaid Principal Balance ($ in Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (1) 2013 Multifamily Credit Losses ($ in Millions) (2)(3) 2012 Multifamily Credit Losses ($ in Millions) (3) 2014 Multifamily Credit Losses ($ in Millions) (2)(3) (1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (2) Negative values are the result of recoveries on previously recognized credit losses. (3) Dollar amount of multifamily credit-related losses/(income) for the applicable period and category. Total credit losses for each period will not tie to sum of all categories due to rounding. Multifamily credit losses for 2011 exclude $19 million of credit-related income from other multifamily mortgage business investments. (4) For information on which states are included in each region, refer to Fannie Mae’s 2014 Form 10-K. (5) Conventional Multifamily/Cooperative Housing/Affordable Housing: Conventional Multifamily is a loan secured by a residential property comprised of five or more dwellings which offers market rental rates (i.e., not subsidized or subject to rent restrictions). Cooperative Housing is a multifamily loan made to a cooperative housing corporation and secured by a first or subordinated lien on a cooperative multifamily housing project that contains five or more units. Affordable Housing is a multifamily loan on a mortgaged property encumbered by a regulatory agreement or recorded restriction that limits rents, imposes income restrictions on tenants or places other restrictions on the use of the property. Manufactured Housing Communities: A multifamily loan secured by a residential development that consists of sites for manufactured homes and includes utilities, roads and other infrastructure. In some cases, landscaping and various other amenities such as a clubhouse, swimming pool, and tennis and/or sports courts are also included. Seniors Housing: A multifamily loan secured by a mortgaged property that is intended to be used for residents for whom the owner or operator provides special services that are typically associated with either “independent living” or “assisted living.” Some Alzheimer’s and skilled nursing capabilities are permitted. Dedicated Student Housing: Multifamily loans secured by residential properties in which college or graduate students make up at least 80% of the tenants. Dormitories are not included. (6) The Multifamily Affordable Business Channel focuses on financing properties that are under a regulatory agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. Multifamily Credit Profile

22 Multifamily 2014 Credit Losses by State ($ Millions) (1) Numbers: Represent 2014 credit-related losses/(income) for each state which totaled $46M in income for the year ended December 31, 2014. States with no numbers had less than $500K in credit losses or less than $500K in credit-related income in 2014. Shading: Represent Unpaid Principal Balance (UPB) for each state which totaled $201.4B as of December 31, 2014. Portfolio UPB Concentration by State as of 12/31/2014 Example: UPB in OH is $2.5B and 2014 Credit Losses are $7M (1) Total state credit losses will not tie to total 2014 credit losses due to rounding. Negative values are the result of recoveries on previously recognized credit losses.